UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2014 (October 7, 2014)

AR Capital Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36669	47-1434549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 Park Avenue — 2nd Floor
New York, New York 10022

(Address, including zip code, of principal executive offices)

(212) 415-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On October 7, 2014, AR Capital Acquisition Corp. (the “Company”) consummated its initial public offering (the “Offering”) of 24,000,000 of its units (the “Units”). Each Unit consists of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one-half of one warrant (“Warrant”). Each whole Warrant entitles the holder thereof to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds, before expenses, of $240,000,000. The Company has granted the underwriters a 45-day option to purchase up to 3,600,000 additional Units to cover over-allotments, if any.

Simultaneously with the consummation of the Offering, the Company consummated the private sale of 6,550,000 warrants (the “Private Placement Warrants”), each exercisable to purchase one share of Common Stock at $11.50 per share, to the Company’s sponsor, AR Capital, LLC (the “Sponsor”), at a price of $1.00 per Private Placement Warrant, generating gross proceeds, before expenses, of $6,550,000 (the “Private Placement”). The Private Placement Warrants are identical to the Warrants included in the Units sold in the Offering, except that the Private Placement Warrants (i) will not be redeemable by the Company so long as they are held by the Sponsor or its permitted transferees, and (ii) may not be transferred, assigned or sold, except to certain permitted transferees, until 30 days after the Company completes its initial business combination.

$240,000,000 of the proceeds from the Offering and the Private Placement were placed in a trust account with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay income taxes and franchise taxes, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Common Stock issued by the Company in the Offering if the Company is unable to consummate an initial business combination within 24 months from the closing of the Offering.

An audited balance sheet as of October 7, 2014 reflecting receipt of the proceeds received by the Company in connection with the closing of the Offering and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Audited Balance Sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AR Capital Acquisition Corp.

	By:	/s/ William M. Kahane
Dated: October 14, 2014		Name: William M. Kahane
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited Balance Sheet.